UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2020

Item 1. Report to Stockholders.

ANNUAL REPORT • MARCH 31, 2020

Hodges Fund

Small Cap Fund

Small Intrinsic Value Fund

Small-Mid Cap Fund

Blue Chip Equity Income Fund

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Hodges Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.hodgesfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (866) 811-0224.

www.hodgesfunds.com
Hodges Capital — Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1
Sector Allocations	9
Performance Charts and Analysis	11
Schedules of Investments	18
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Financial Highlights	35
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	52
Expense Examples	53
Trustees and Executive Officers	55
Additional Information	58
Privacy Notice	60

Hodges Mutual Funds

March 31, 2020

Dear Shareholder:

The fiscal year ending March 31, 2020 proved to be a challenge for the Hodges Funds as the stock market and just about every aspect of our everyday life were disrupted by the world-wide spread of the COVID-19 virus in the final month of this period.  After the market hit record highs in February, we witnessed one of the most rapid market declines in a generation as hysteria has resulted in indiscriminate selling and a dramatic reversal in investor sentiment.  The reality is that the full human and economic toll from COVID-19 is still completely unknown and difficult to quantify.

As far as investing in common stocks, we are already seeing evidence that there will be a severe adverse impact to the earnings of many companies in the months ahead.  While we are starting to see the economic toll that widespread layoffs and curtailed consumption will have on our local and global economy, the duration of this massive disruption is still unknown.  Wall Street has a difficult time pricing the unknown into stock valuations and discounting the uncertainty of this pandemic is especially challenging given the magnitude of unknown variables.  What we do know is that this is not a financial crisis like 2008-2009.  However, the spread of COVID-19 will change the behavior of the U.S. consumer and likely result in a major disruption in what had been one of the strongest economic expansions in the past 50 years.

As of March 31, 2020, the S&P 500® Index has declined by more than 24% from its February record high to finish the quarter down 19.6%.  Small cap stocks at March 31, 2020 as measured by the Russell 2000® Index, experienced an even more profound selloff of roughly 32.8% from the market’s February high to finish the quarter down 30.6%.  In our opinion, most stocks have now largely priced in a severe recession in corporate earnings that is likely to last into next year.  We would emphasize that we do not know what the market may do in the short run and the current bear market may continue until COVID-19 pandemic is abated and economic visibility improves.  However, we would point out that most bear markets end four to five months before the economy starts to improve and economic measures such as employment data often worsen while equity markets improve in anticipation of a recovery.

During this unprecedented market selloff, the investment team at Hodges Capital is rigorously looking for bargains in businesses that we believe are well run and can control their own destiny by relying on ingenuity and well-calculated business decisions, rather than day to day momentum in the stock market.  Given the sudden disruption to revenue and cash flow that has occurred across many businesses, we are to a great extent focused on analyzing balance sheets and are taking an extra measure of caution when it comes to investing in companies with high debt burdens.

In conclusion, we see the turbulent months ahead as an ideal environment for active portfolio managers to carefully select individual stocks that can endure the current period of uncertainty and generate long-term value for our clients’ portfolios.

Hodges Mutual Funds

Returns (Retail Class) as of 3/31/2020:

					Since
	1 Year	3 Year*	5 Year*	10 Year*	Inception*
Hodges Fund (10/9/92)	-46.05%	-19.77%	-9.02%	1.99%	6.56%
S&P 500® Index	-6.98%	5.10%	6.73%	10.53%	9.16%

Hodges Small Cap Fund (12/18/07)	-39.59%	-12.96%	-8.16%	5.11%	3.59%
Russell 2000® Index	-23.99%	-4.64%	-0.25%	6.90%	4.98%

Hodges Small Intrinsic Value Fund (12/26/13)	-38.53%	-15.66%	-8.97%	n/a	-3.96%
Russell 2000® Index	-23.99%	-4.64%	-0.25%	n/a	1.27%
Russell 2000® Value Index	-29.64%	-9.51%	-2.42%	n/a	-0.97%

Hodges Small Mid-Cap Fund (12/26/13)	-29.86%	-10.64%	-4.69%	n/a	-1.59%
Russell 2500® Index	-22.47%	-3.10%	0.49%	n/a	2.38%

Hodges Blue Chip Equity Income Fund (12/26/13)	-10.66%	2.34%	3.60%	8.12%	8.40%
Russell 1000® Index	-8.03%	4.64%	6.22%	10.39%	11.17%

*Average Annualized

		HDPMX	HDPSX	HDSVX	HDSMX	HDPBX
	Gross Expense Ratio	1.34%	1.29%	1.50%	1.92%	1.48%
	Net Expense Ratio	1.18%**		1.29%**	1.40%**	1.30%**

**
The Advisor has contractually agreed to reduce its fees until at least July 31, 2020.  This figure excludes Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses.  Ratios are from the Prospectus dated July 29, 2019.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224. The Funds impose a 1.00% redemption fee on shares held for thirty days or less (60 days or less for Institutional Class shares). Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Please see the Financial Highlights in this report for the most recent expense ratios.

Hodges Mutual Funds

Hodges Fund (HDPMX)

The Hodges Fund’s return for the twelve months that ended March 31, 2020 amounted to a loss of 46.05% compared to a loss of 6.98% for the S&P 500® Index.  Disappointing relative performance compared to the S&P 500® Index was largely attributed to the Fund’s lack of exposure to the largest weighted positions in the S&P 500® Index, which held up in comparison to the broader market.  This was made evident by the fact that the largest 10 stocks in the S&P 500® Index were down by only 16.92%, compared to the next 490 stocks that fell by 29.49% in the last 90 days of this period.  Consequently, the next 2500 stocks that make up the Russell 3000® Index were down an astonishing 40.89% in the March quarter according to data sourced from Bloomberg.

While we are making no excuses for the Fund’s performance over the past twelve months, the Hodges Fund remains focused on investments where we have the highest conviction based on fundamentals and the underlying risk/reward.  In recent months, we repositioned the portfolio to seek to take advantage of what we view as oversold conditions in industrials and consumer discretionary, as well as financial stocks that we expect to endure current economic uncertainty and generate above average return over the next twelve to eighteen months.  We have also entered several new positions in stocks that we believe benefit or adapt to prevailing behavioral changes in our economy.  The number of positions held in the Fund at the end of March 31, 2020 was 38.  The top ten holdings represented 47.50% of the Fund’s holdings and included American Airlines Group (AAL), Cleveland-Cliffs Inc. (CLF), Commercial Metals Co. (CMC), Exact Sciences Corp. (EXAS), Cree, Inc. (CREE), Scorpio Tankers, Inc. (STNG), Twitter, Inc. (TWTR), Uber Technologies, Inc. (UBER), U.S Concrete, Inc. (USCR) and Texas Pacific Land Trust (TPL).

Hodges Fund vs S&P 500® Index

As of 3/31/2020

Hodges Mutual Funds

Hodges Small Cap Fund (HDPSX)

The Hodges Small Cap Fund (“Small Cap Fund”) experienced a loss of 39.59% in the twelve months ending March 31, 2020, which compared to a loss in the Russell 2000® Index of 23.99%.  The majority of this disappointing relative performance occurred in the month of March and reflected severe weakness in many of the Fund’s over weighted positions in consumer, banks, homebuilding, and energy related names.  Although small caps in general are more volatile during market selloffs due in part to their trading liquidity, we view the current risk reward for holding small cap stocks as attractive and would note that small caps have historically led coming out of most bear markets.

The recent market turbulence has provided us the opportunity to reposition the Small Cap Fund to seek to take advantage of dislocations that have occurred between prudent asset valuations and distressed selling across small caps with less trading liquidity.  As a result, we have over weighted several of our high conviction ideas that we view as having an attractive risk/reward profile. The Small Cap Fund remains well diversified across industrials, transportation, financial services, technology, and consumer-related names, which we expect to contribute to the Fund’s long-term performance. The total number of stocks held in the Fund at March 31, 2020 was 49. The top ten holdings represented 44.97% of the Fund’s holdings and included Commercial Metals Co. (CMC), Eagle Materials, Inc. (EXP), Hilltop Holdings, Inc. (HTH), Exact Sciences Corp. (EXAS), Five9 Inc., (FIVN), NCR Corp. (NCR), Tower Semiconductor Ltd. (TSEM), Texas Pacific Land Trust (TPL), U.S. Concrete, Inc. (USCR) and YETI Holdings, Inc. (YETI).

Hodges Small Cap Fund vs Russell 2000® Index

As of 3/31/2020

Hodges Mutual Funds

Hodges Small Intrinsic Value Fund (HDSVX)

The Hodges Small Intrinsic Value Fund (“Small Intrinsic Value Fund”) experienced a loss of 38.53% in the twelve months ending March 31, 2020 compared to a loss of 29.64% for its benchmark, the Russell 2000® Value Index.  Although the Fund outperformed its benchmark during the 2019 calendar year, lagging relative performance over the past twelve months resulted from the Fund’s consumer discretionary, energy, and industrial stocks that were disproportionately impacted during the market’s recent selloff.  The top ten holdings at March 31, 2020 represented 44.06% of the Fund’s holdings and included Atlas Air Worldwide Holdings, Inc. (AAWW), Brunswick Corp. (BC), Commercial Metals Company (CMC), Eagle Materials Inc. (EXP), Hilltop Holdings Inc. (HTH), NCR Corp. (NCR), Tilly’s Inc. (TLYS), Scorpio Tankers, Inc. (STNG), Tower Semiconductor Ltd. (TSEM), and U.S. Concrete, Inc. (USCR).

Hodges Small Intrinsic Value Fund vs
Russell 2000® Value Index & Russell 2000® Index

As of 3/31/2020

Hodges Mutual Funds

Hodges Small-Mid Cap Fund (HDSMX)

For the twelve months ending March 31, 2020, the Hodges Small-Mid Cap Fund (“SMID Fund”) experienced a loss of 29.86% compared to a loss of 22.47% for the Russell 2500® Index.  The Fund’s unfavorable relative performance in the first quarter of the year was attributed to disappointing performance in several consumer and energy related names during the market’s recent selloff.  Top ten holdings at March 31, 2020 represented 54.73% of the Fund’s holdings and included Commercial Metals Co. (CMC), Eagle Materials Inc. (EXP), Kirby Corp. (KEX), LGI Homes Inc. (LGIH), Owens Corning Inc. (OC), Tandem Diabetes Care Inc. (TNDM), Generac Holdings, Inc. (GNRC), Lumentum Holdings Inc. (LITE), Kansas City Southern (KSU) and Triumph Bancorp, Inc. (TBK).

Hodges Small-Mid Cap Fund vs Russell 2500® Index

As of 3/31/2020

Hodges Mutual Funds

Hodges Blue Chip Equity Income Fund (HDPBX)

The Hodges Blue Chip Equity Income Fund (“Blue Chip Equity Income Fund”) experienced a decline of 10.66% in the twelve months ending March 31, 2020 compared to a decline of 8.03% for the Russell 1000® Index.  Large cap growth stocks have generally outperformed the broader market in recent months.  However, we believe the recent selloff did present several new opportunities in high-quality dividend-paying stocks with solid upside potential.  The Blue Chip Equity Income Fund remains well diversified in companies that we believe can generate above average income and total returns on a risk adjusted basis.  Top ten holdings March 31, 2020, represented 51.88% of the Fund’s holdings and included Abbvie, Inc. (ABBV), Amazon.com Inc. (AMZN), Apple Inc. (AAPL), Home Depot Inc. (HD), Facebook Inc. (FB), Johnson & Johnson (JNJ), JPMorgan Chase & Co. (JPM), Lowes Co. (LOW), Microsoft Corp. (MSFT), and Walt Disney Co. (DIS).

Hodges Blue Chip Equity Income Fund vs Russell 1000® Index

As of 3/31/2020

Hodges Mutual Funds

In conclusion, we remain optimistic regarding the long-term investment opportunities surrounding the Hodges Mutual Funds despite all the uncertainties created by COVID-19 pandemic and the lasting economic impact on corporate earnings in the months ahead.  By offering several distinct mutual fund strategies that cover most major segments of the domestic equity market, we can serve the diverse needs of most financial advisors and individual investors.  Our entire investment team of portfolio managers, analysts, and traders are rigorously studying companies, meeting with management teams, observing trends, and attempting to navigate today’s volatile financial markets.  Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges		Eric Marshall, CFA
Co-Portfolio Manager		Co-Portfolio Manager

Gary Bradshaw	Chris Terry, CFA	Derek Maupin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of the author and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and is not a recommendation to buy or sell any security. Portfolio composition and company ownership in the Hodges Funds are subject to daily change.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the Hodges Funds, and it may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com. Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as limited liquidity and greater volatility. Funds that are non-diversified are more exposed to individual stock volatility than a diversified fund.  Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.  Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general.  The Russell 1000 Index is a subset of the Russell 3000 Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2500 Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 3000 Index is a stock index consisting of the 3000 largest publicly listed companies, representing about 98% of the total capitalization of the entire U.S. stock market.  You cannot invest directly in an index.  The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Hodges Capital Management is the Advisor to the Hodges Funds.

Hodges Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2020 (Unaudited)

(as a percentage of net assets)

Hodges Fund
(HDPMX & HDPIX)

Small Cap Fund
(HDPSX & HDSIX)

*  Other assets in excess of liabilities.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2020 (Unaudited) (Continued)

(as a percentage of net assets)

Small Intrinsic Value Fund
(HDSVX)

SMID Fund
(HDSMX)

Blue Chip Equity Income Fund
(HDPBX)

*  Liabilities in excess of other assets.

Hodges Fund – Retail Class (Unaudited)
Value of $10,000 vs. S&P 500® Index

Average Annualized Returns for the periods ended March 31, 2020

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(10/9/1992)	(3/31/2020)
Hodges Fund – Retail Class	-46.05%	-19.77%	-9.02%	1.99%	6.56%	$12,180
S&P 500® Index	-6.98%	5.10%	6.73%	10.53%	9.16%	27,210

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund – Institutional Class (Unaudited)
Value of $1,000,000 vs. S&P 500® Index

Average Annualized Returns for the periods ended March 31, 2020

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/12/2008)	(3/31/2020)
Hodges Fund – Institutional Class	-45.92%	-19.56%	-8.75%	2.28%	5.72%	$1,252,918
S&P 500® Index	-6.98%	5.10%	6.73%	10.53%	12.35%	2,721,025

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 31, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Cap Fund – Retail Class (Unaudited)
Value of $10,000 vs. Russell 2000® Index

Average Annualized Returns for the periods ended March 31, 2020

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/18/2007)	(3/31/2020)
Small Cap Fund – Retail Class	-39.59%	-12.96%	-8.16%	5.11%	3.59%	$16,463
Russell 2000® Index	-23.99%	-4.64%	-0.25%	6.90%	4.98%	19,494

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Cap Fund – Institutional Class (Unaudited)
Value of $1,000,000 vs. Russell 2000® Index

Average Annualized Returns for the periods ended March 31, 2020

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/12/2008)	(3/31/2020)
Small Cap Fund – Institutional Class	-39.46%	-12.76%	-7.93%	5.47%	9.99%	$1,703,727
Russell 2000® Index	-23.99%	-4.64%	-0.25%	6.90%	9.82%	1,949,386

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 31, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Intrinsic Value Fund (Unaudited)
Value of $10,000 vs. Russell 2000® Index & Russell 2000® Value Index

Average Annualized Returns for the periods ended March 31, 2020
				Since Inception	Ending Value
	One Year	Three Year	Five Year	(12/26/2013)	(3/31/2020)
Small Intrinsic Value Fund	-38.53%	-15.66%	-8.97%	-3.96%	$ 7,765
Russell 2000® Index	-23.99%	-4.64%	-0.25%	1.27%	10,822
Russell 2000® Value Index	-29.64%	-9.51%	-2.42%	-0.97%	9,412

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

SMID Fund (Unaudited)
Value of $10,000 vs. Russell 2500® Index

Average Annualized Returns for the periods ended March 31, 2020
				Since Inception	Ending Value
	One Year	Three Year	Five Year	(12/26/2013)	(3/31/2020)
SMID Fund	-29.86%	-10.64%	-4.69%	-1.59%	$ 9,045
Russell 2500® Index	-22.47%	-3.10%	0.49%	2.38%	11,583

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Blue Chip Equity Income Fund (Unaudited)
Value of $10,000 vs. Russell 1000® Index

Average Annualized Returns for the periods ended March 31, 2020
					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(9/10/2009)	(3/31/2020)
Blue Chip Equity Income Fund	-10.66%	2.34%	3.60%	8.12%	8.40%	$21,829
Russell 1000® Index	-8.03%	4.64%	6.22%	10.39%	11.17%	26,877

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2020

Shares		Value
COMMON STOCKS: 97.6%

Airlines: 3.9%
250,000	American Airlines Group, Inc.	$3,047,500

Apparel & Shoe Retail: 2.6%
503,776	Duluth Holdings, Inc. - Class B (1)	2,020,142

Banks: 1.7%
50,000	Triumph Bancorp, Inc. (1)	1,300,000

Biotechnology: 3.7%
50,000	Exact Sciences Corp. (1)	2,900,000

Building Materials: 9.8%
30,000	Eagle Materials, Inc.	1,752,600
55,000	Owens Corning	2,134,550
203,757	U.S. Concrete, Inc. (1)	3,696,152
		7,583,302
Building Products Retail: 2.6%
998,200	At Home Group, Inc. (1)	2,016,364

Commercial Services: 2.0%
30,000	Square, Inc. - Class A (1)	1,571,400

Computers: 4.0%
144,585	Intrusion, Inc. (1)	484,360
150,000	NCR Corp. (1)	2,655,000
		3,139,360
Healthcare Products: 2.5%
30,000	Tandem Diabetes Care, Inc. (1)	1,930,500

Home Builders: 2.1%
150,000	Taylor Morrison Home Corp. (1)	1,650,000

Internet: 11.2%
250,000	Revolve Group, Inc. - Class A (1)	2,160,000
125,000	Twitter, Inc. (1)	3,070,000
125,000	Uber Technologies, Inc. (1)	3,490,000
		8,720,000
Iron & Steel: 10.9%
850,000	Cleveland-Cliffs, Inc.	3,357,500
321,199	Commercial Metals Co.	5,071,732
		8,429,232
Leisure Time: 5.3%
150,000	Norwegian Cruise
	Line Holdings Ltd. (1)	1,644,000
125,000	YETI Holdings, Inc. (1)	2,440,000
		4,084,000
Oil Companies Exploration & Production: 2.5%
1,000,000	Centennial Resource
	Development, Inc. - Class A (1)	263,000
672,979	Matador Resources Co. (1)	1,668,988
		1,931,988
Oil U.S. Royalty Trusts: 6.5%
13,200	Texas Pacific Land Trust	5,016,132

Restaurants: 3.2%
1,844,514	Luby’s, Inc. (1),(2),(3)	1,235,824
1,035,580	Waitr Holdings, Inc. (1)	1,273,764
		2,509,588
Retail Trade: 1.9%
115,000	Boot Barn Holdings, Inc. (1)	1,486,950

Semiconductors: 7.3%
100,000	Cree, Inc. (1)	3,546,000
50,000	Micron Technology, Inc. (1)	2,103,000
		5,649,000
Software: 7.4%
130,000	SailPoint Technologies
	Holding, Inc. (1)	1,978,600
20,000	Twilio, Inc. - Class A (1)	1,789,800
75,000	Upland Software, Inc. (1)	2,011,500
		5,779,900
Telecommunications: 1.2%
450,000	Gogo, Inc. (1)	954,000

Textiles: 1.0%
1,163,584	The Dixie Group, Inc. (1),(2),(3)	756,329

Transportation: 4.3%
175,000	Scorpio Tankers, Inc.	3,346,000

TOTAL COMMON STOCKS
(Cost $139,338,185)		75,821,687

Contracts		Notional
(100 shares per contract)		Value
CALL OPTIONS PURCHASED: 0.6%

Internet: 0.4%
300	Facebook, Inc. -
	Class A
	Expiration:
	June, 2020,
	Exercise Price: $175.00
		$5,004,000	301,500

Banks: 0.2%
550	The Goldman
	Sachs Group, Inc.,
	Expiration:
	June, 2020,
	Exercise Price: $200.00
		8,502,450	153,450

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2020 (Continued)

Contracts	Notional
(100 shares per contract)	Value	Value
Cable Subscription
Programming: 0.0% (4)
300	Nexstar Media
Group, Inc.,
Expiration:
May, 2020,
Exercise Price: $80.00
$1,731,900	$6,750

TOTAL CALL OPTIONS PURCHASED
(Cost $4,043,127)	461,700

TOTAL INVESTMENTS IN SECURITIES: 98.2%
(Cost $143,381,312)	76,283,387
Other Assets in Excess of Liabilities: 1.8%	1,425,313
TOTAL NET ASSETS: 100.0%	$77,708,700

(1)	Non-income producing security.
(2)	A portion of this security is considered illiquid. As of March 31, 2020, the value of the investments considered illiquid was $1,992,153 or 2.6% of total net assets.
(3)	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.
(4)	Does not round to 0.01% or (0.01)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2020

Shares		Value
COMMON STOCKS: 99.4%

Airlines: 1.7%
140,000	American Airlines Group, Inc.	$1,706,600
41,959	Hawaiian Holdings, Inc.	438,052
		2,144,652
Apparel & Shoe Retail: 4.3%
435,000	American Eagle Outfitters, Inc.	3,458,250
90,000	Shoe Carnival, Inc.	1,869,300
		5,327,550
Automobile Retail: 2.3%
50,000	America’s Car-Mart, Inc. (1)	2,817,500

Banks: 7.7%
460,000	Hilltop Holdings, Inc.	6,955,200
100,000	Triumph Bancorp, Inc. (1)	2,600,000
		9,555,200
Biotechnology: 4.9%
35,000	Emergent BioSolutions, Inc. (1)	2,025,100
70,000	Exact Sciences Corp. (1)	4,060,000
		6,085,100
Building Materials: 7.3%
90,000	Eagle Materials, Inc.	5,257,800
205,000	U.S. Concrete, Inc. (1)	3,718,700
		8,976,500
Commercial Services: 0.7%
25,000	Chegg, Inc. (1)	894,500

Computer Systems Design: 1.1%
50,000	Perficient, Inc. (1)	1,354,500

Computers: 4.3%
300,000	NCR Corp. (1)	5,310,000

Diversified Manufacturing Operations: 2.2%
100,000	Federal Signal Corp.	2,728,000

Electrical Components & Equipment: 2.1%
61,456	Encore Wire Corp.	2,580,538

Engineering & Construction: 2.7%
206,500	Primoris Services Corp.	3,283,350

Entertainment: 0.8%
90,000	Cinemark Holdings, Inc.	917,100

Food & Beverage Manufacturing: 0.5%
10,000	Calavo Growers, Inc.	576,900

Healthcare Products: 1.3%
25,000	Tandem Diabetes Care, Inc. (1)	1,608,750

Home Builders: 3.3%
45,000	Century Communities, Inc. (1)	652,950
75,000	LGI Homes, Inc. (1)	3,386,250
		4,039,200
Home Furnishings Retail: 2.0%
25,000	RH (1)	2,511,750

Insurance: 1.6%
15,000	Goosehead Insurance,
	Inc. - Class A (1)	669,450
15,000	The Hanover Insurance Group, Inc.	1,358,700
		2,028,150
Internet: 1.6%
222,500	Revolve Group, Inc. - Class A (1)	1,922,400

Iron & Steel: 7.3%
400,000	Cleveland-Cliffs, Inc.	1,580,000
475,000	Commercial Metals Co.	7,500,250
		9,080,250
Leisure Time: 6.1%
100,000	Brunswick Corp.	3,537,000
203,396	YETI Holdings, Inc. (1)	3,970,289
		7,507,289
Oil Companies Exploration & Production: 1.6%
300,000	Matador Resources Co. (1)	744,000
143,000	Parsley Energy, Inc. - Class A	819,390
150,000	WPX Energy, Inc. (1)	457,500
		2,020,890
Oil U.S. Royalty Trusts: 6.8%
22,000	Texas Pacific Land Trust	8,360,220

Petroleum Products: 0.8%
40,000	HollyFrontier Corp.	980,400

Pharmaceuticals: 2.3%
50,000	Elanco Animal Health, Inc. (1)	1,119,500
175,000	Ironwood Pharmaceuticals, Inc. (1)	1,765,750
		2,885,250
Real Estate: 0.7%
55,000	Redfin Corp. (1)	848,100

Real Estate Investment Trusts: 4.7%
54,200	CyrusOne, Inc.	3,346,850
70,000	Ryman Hospitality Properties, Inc.	2,509,500
		5,856,350
Restaurants: 2.2%
65,000	Texas Roadhouse, Inc.	2,684,500

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2020 (Continued)

Shares		Value
Retail Trade: 0.9%
90,000	Boot Barn Holdings, Inc. (1)	$1,163,700

Semiconductors: 6.4%
90,000	Brooks Automation, Inc.	2,745,000
30,000	Diodes, Inc. (1)	1,219,050
250,000	Tower Semiconductor Ltd. (1)	3,980,000
		7,944,050
Software: 4.9%
80,000	Five9, Inc. (1)	6,116,800

Transportation: 2.3%
150,000	Scorpio Tankers, Inc.	2,868,000

TOTAL COMMON STOCKS
(Cost $139,333,257)		122,977,439

TOTAL INVESTMENTS IN SECURITIES: 99.4%
(Cost $139,333,257)		122,977,439
Other Assets in Excess of Liabilities: 0.6%		690,573
TOTAL NET ASSETS: 100.0%		$123,668,012

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2020

Shares		Value
COMMON STOCKS: 100.4%

Apparel: 2.7%
10,400	Delta Apparel, Inc. (1)	$108,264

Apparel & Shoe Retail: 3.4%
33,000	Tilly’s, Inc. - Class A	136,290

Auto Manufacturers: 2.4%
9,000	Blue Bird Corp. (1)	98,370

Automotive Repair and Maintenance: 1.4%
1,000	America’s Car-Mart, Inc. (1)	56,350

Banks: 10.6%
12,000	Hilltop Holdings, Inc.	181,440
5,000	Independent Bank Group, Inc.	118,400
5,000	Triumph Bancorp, Inc. (1)	130,000
		429,840
Building Materials: 8.4%
3,000	Eagle Materials, Inc.	175,260
9,000	U.S. Concrete, Inc. (1)	163,260
		338,520
Computers: 4.4%
10,000	NCR Corp. (1)	177,000

Electrical Components & Equipment: 1.0%
1,000	Encore Wire Corp.	41,990

Engineering & Construction: 3.3%
20,000	Orion Group Holdings, Inc. (1)	52,000
5,000	Primoris Services Corp.	79,500
		131,500
Food: 6.4%
1,000	Sanderson Farms, Inc.	123,320
3,000	Cal-Maine Foods, Inc.	131,940
		255,260
Hair Salons: 2.9%
20,000	Regis Corp. (1)	118,200

Home Builders: 3.4%
3,000	LGI Homes, Inc. (1)	135,450

Insurance: 7.1%
25,000	Hallmark Financial Services, Inc. (1)	101,000
7,000	NMI Holdings, Inc. - Class A (1)	81,270
20,000	Tiptree, Inc.	104,400
		286,670
Iron & Steel: 6.6%
17,000	Commercial Metals Co.	268,430

Leisure Time: 3.5%
4,000	Brunswick Corp.	141,480

Machinery-Diversified: 2.4%
5,000	Ichor Holdings Ltd. (1)	95,800

Metal Fabrication & Hardware: 2.7%
5,000	Northwest Pipe Co. (1)	111,250

Oil Companies Exploration & Production: 5.3%
40,000	Matador Resources Co. (1)	99,200
20,000	Parsley Energy, Inc. - Class A	114,600
		213,800
Packaging & Containers: 0.9%
3,000	Graphic Packaging Holding Co.	36,600

Real Estate Investment Trusts: 3.3%
10,000	The GEO Group, Inc.	121,600
300	Ryman Hospitality Properties, Inc.	10,755
		132,355
Retail Trade: 3.0%
20,000	Sportsman’s Warehouse
	Holdings, Inc. (1)	123,200

Semiconductors: 4.7%
12,000	Tower Semiconductor Ltd. (1)	191,040

Textiles: 2.5%
156,181	The Dixie Group, Inc. (1),(2)	101,518

Transportation: 8.1%
6,000	Atlas Air Worldwide Holdings, Inc. (1)	154,020
9,000	Scorpio Tankers, Inc.	172,080
		326,100
TOTAL COMMON STOCKS
(Cost $6,468,029)		4,055,277

TOTAL INVESTMENTS IN SECURITIES: 100.4%
(Cost $6,468,029)		4,055,277
Liabilities in Excess of Other Assets: (0.4)%		(15,416)
TOTAL NET ASSETS: 100.0%		$4,039,861

(1)	Non-income producing security.
(2)	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

SMID Fund

SCHEDULE OF INVESTMENTS at March 31, 2020

Shares		Value
COMMON STOCKS: 105.2%

Banks: 8.2%
4,000	Prosperity Bancshares, Inc.	$193,000
10,000	Triumph Bancorp, Inc. (1)	260,000
		453,000
Building Materials: 10.7%
5,400	Eagle Materials, Inc.	315,468
7,000	Owens Corning	271,670
		587,138
Building Products Retail: 1.9%
50,000	At Home Group, Inc. (1)	101,000

Computers: 6.7%
5,000	Lumentum Holdings, Inc. (1)	368,500

Electrical Components & Equipment: 5.9%
3,500	Generac Holdings, Inc. (1)	326,095

Entertainment: 3.7%
4,500	Live Nation Entertainment, Inc. (1)	204,570

Healthcare Products: 7.0%
6,000	Tandem Diabetes Care, Inc. (1)	386,100

Home Builders: 4.5%
5,500	LGI Homes, Inc. (1)	248,325

Home Furnishings: 2.3%
1,500	Whirlpool Corp.	128,700

Home Furnishings Retail: 3.2%
1,750	RH (1)	175,822

Insurance: 1.6%
2,000	Goosehead Insurance,
	Inc. - Class A (1)	89,260

Iron & Steel: 5.8%
20,000	Commercial Metals Co.	315,800

Leisure Time: 5.1%
6,000	Brunswick Corp.	212,220
6,000	Norwegian Cruise
	Line Holdings Ltd. (1)	65,760
		277,980
Machinery - Diversified: 3.9%
4,500	AGCO Corp.	212,625

Oil Companies Exploration & Production: 0.8%
15,000	WPX Energy, Inc. (1)	45,750

Pharmaceuticals: 8.5%
900	DexCom, Inc. (1)	242,343
10,000	Elanco Animal Health, Inc. (1)	223,900
		466,243
Real Estate: 4.2%
15,000	Redfin Corp. (1)	231,300

Retail Trade: 2.4%
10,000	Boot Barn Holdings, Inc. (1)	129,300

Semiconductors: 4.4%
6,000	Diodes, Inc. (1)	243,810

Software: 3.8%
700	Tyler Technologies, Inc. (1)	207,592

Software Publishers: 1.2%
1,100	CyrusOne, Inc.	67,925

Transportation: 9.4%
2,000	Kansas City Southern	254,360
6,000	Kirby Corp. (1)	260,820
		515,180
TOTAL COMMON STOCKS
(Cost $7,319,759)		5,782,015

TOTAL INVESTMENTS IN SECURITIES: 105.2%
(Cost $7,319,759)		5,782,015
Liabilities in Excess of Other Assets: (5.2)%		(286,705)
TOTAL NET ASSETS: 100.0%		$5,495,310

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2020

Shares		Value
COMMON STOCKS: 100.7%

Aerospace & Defense: 2.8%
3,500	The Boeing Co.	$521,990

Airlines: 1.1%
7,000	Delta Air Lines, Inc.	199,710

Apparel Manufacturing: 2.2%
5,000	NIKE, Inc. - Class B	413,700

Banks: 6.3%
22,000	Bank of America Corp.	467,060
8,000	JPMorgan Chase & Co.	720,240
		1,187,300
Beverages: 6.7%
15,000	The Coca-Cola Co.	663,750
5,000	PepsiCo, Inc.	600,500
		1,264,250
Building Products Retail: 8.1%
4,500	The Home Depot, Inc.	840,195
8,000	Lowe’s Companies, Inc.	688,400
		1,528,595
Computers: 9.1%
6,750	Apple, Inc.	1,716,458

Discount Retail: 2.4%
4,000	Wal-Mart Stores, Inc.	454,480

Diversified Financial Services: 3.4%
4,000	Visa, Inc. - Class A	644,480

Internet: 10.6%
600	Amazon.com, Inc. (1)	1,169,832
5,000	Facebook, Inc. - Class A (1)	834,000
		2,003,832
Media: 3.6%
7,000	The Walt Disney Co.	676,200

Oil Refining & Marketing: 2.5%
20,000	Marathon Petroleum Corp.	472,400

Pharmaceuticals: 16.8%
12,000	AbbVie, Inc.	914,280
8,000	Bristol-Myers Squibb Co.	445,920
8,000	CVS Health Corp.	474,640
6,000	Johnson & Johnson	786,780
7,000	Merck & Co., Inc.	538,580
		3,160,200
Pipelines: 2.9%
25,000	ONEOK, Inc.	545,250

Restaurants: 2.8%
8,000	Starbucks Corp.	525,920

Semiconductors: 3.2%
6,000	Texas Instruments, Inc.	599,580

Software: 8.0%
9,500	Microsoft Corp.	1,498,245

Telecommunications: 5.2%
15,000	AT&T, Inc.	437,250
10,000	Verizon Communications, Inc.	537,300
		974,550
Transportation: 3.0%
4,000	Union Pacific Corp.	564,160

TOTAL COMMON STOCKS
(Cost $16,780,945)		18,951,300

TOTAL INVESTMENTS IN SECURITIES: 100.7%
(Cost $16,780,945)		18,951,300
Liabilities in Excess of Other Assets: (0.7)%		(139,957)
TOTAL NET ASSETS: 100.0%		$18,811,343

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

(This Page Intentionally Left Blank.)

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2020

			Small
		Small Cap	Intrinsic
	Hodges Fund	Fund	Value Fund

ASSETS
Investments in unaffiliated securities, at value	$74,291,234	$122,977,439	$3,953,759
(Cost $130,177,566, $139,333,257, and $6,192,042)
Investments in affiliated securities, at value	1,992,153	—	101,518
(Cost $13,203,746, $—, and $275,987)
Cash	941	746	81,846
Receivables:
Investment securities sold	2,688,350	2,463,648	17,609
Fund shares sold	16,757	303,592	947
Dividends and interest	38,899	116,140	585
Due from Advisor, net	—	—	4,660
Prepaid expenses	14,158	23,954	13,158
Total assets	79,042,492	125,885,519	4,174,082

LIABILITIES
Payables:
Credit facility	569,000	405,000	—
Investment securities purchased	517,761	1,193,119	85,591
Distribution fees	73,192	85,590	5,325
Investment advisory fees, net	42,847	102,389	—
Fund shares redeemed	36,578	239,424	—
Audit fees	25,800	25,800	23,800
Sub-transfer agent fees	20,818	57,740	2,219
Fund administration fees	13,287	28,575	802
Transfer agent fees	12,132	10,629	3,303
Fund accounting fees	6,001	13,769	560
Trustee fees	3,966	5,085	3,335
Custody fees	1,292	4,451	1,216
Chief Compliance Officer fees	1,278	1,278	1,278
Other accrued expenses	9,840	44,658	6,792
Total liabilities	1,333,792	2,217,507	134,221
NET ASSETS	$77,708,700	$123,668,012	$4,039,861

COMPONENTS OF NET ASSETS
Paid-in capital	$159,681,300	$143,962,008	$8,545,668
Total distributable (accumulated) earnings (losses)	(81,972,600)	(20,293,996)	(4,505,807)
Total net assets	$77,708,700	$123,668,012	$4,039,861
Net Asset Value (unlimited shares authorized):
Retail Class:
Net assets	$73,915,088	$91,463,966	$4,039,861
Shares of beneficial interest issued and outstanding	3,629,894	9,057,846	590,438
Net asset value, offering price, and redemption price per share	$20.36	$10.10	$6.84
Institutional Class:
Net assets	$3,793,612	$32,204,046
Shares of beneficial interest issued and outstanding	181,413	3,048,431
Net asset value, offering price, and redemption price per share	$20.91	$10.56

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2020 (Continued)

		Blue Chip
		Equity
	SMID Fund	Income Fund

ASSETS
Investments in unaffiliated securities, at value	$5,782,015	$18,951,300
(Cost $7,319,759 and $16,780,945)
Cash	537	74,147
Receivables:
Investment securities sold	—	83,019
Fund shares sold	1,000	795
Dividends and interest	4,870	11,755
Due from Advisor	5,207	—
Prepaid expenses	11,958	10,501
Total assets	5,805,587	19,131,517

LIABILITIES
Payables:
Credit facility	269,000	—
Investment securities purchased	—	45,531
Distribution fees	5,589	14,440
Investment advisory fees	—	3,784
Fund shares redeemed	—	215,165
Audit fees	23,800	23,800
Sub-transfer agent fees	1,042	1,177
Fund administration fees	876	2,011
Transfer agent fees	3,318	3,407
Fund accounting fees	562	1,116
Trustee fees	3,335	3,386
Custody fees	944	853
Chief Compliance Officer fees	1,278	1,278
Distribution to shareholders	—	3,583
Other accrued expenses	533	643
Total liabilities	310,277	320,174
NET ASSETS	$5,495,310	$18,811,343

COMPONENTS OF NET ASSETS
Paid-in capital	$6,927,324	$16,486,859
Total distributable (accumulated) earnings (losses)	(1,432,014)	2,324,484
Total net assets	$5,495,310	$18,811,343
Net Asset Value (unlimited shares authorized):
Retail Class:
Net assets	$5,495,310	$18,811,343
Shares of beneficial interest issued and outstanding	690,514	1,435,278
Net asset value, offering price, and redemption price per share	$7.96	$13.11

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2020

			Small
		Small Cap	Intrinsic
	Hodges Fund	Fund	Value Fund

INVESTMENT INCOME
Dividends from unaffiliated securities	$1,005,012	$3,310,895	$121,824
Other income	487	617	407
Total investment income	1,005,499	3,311,512	122,231

EXPENSES
Investment advisory fees	1,366,102	3,099,167	85,442
Distribution fees - Retail Class	368,329	700,129	25,130
Administration fees	89,296	194,820	4,410
Transfer agent fees	77,422	66,334	20,923
Sub-transfer agent fees	76,550	254,541	6,054
Registration expenses	51,667	65,036	21,997
Fund accounting fees	40,673	93,853	2,658
Audit fees	25,800	25,800	23,800
Reports to shareholders	18,851	54,545	6,107
Trustees fees	16,628	20,463	13,965
Miscellaneous expenses	16,259	26,613	10,136
Custody fees	9,647	21,379	5,555
Chief Compliance Officer fees	8,672	8,672	8,672
Legal fees	5,511	5,512	5,511
Insurance expenses	3,154	3,936	2,642
Interest expense	1,033	14,171	1,290
Total expenses	2,175,594	4,654,971	244,292
Less: fees waived	(312,590)	—	(114,621)
Net expenses and expenses absorbed	1,863,004	4,654,971	129,671
Net investment income (loss)	(857,505)	(1,343,459)	(7,440)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	(9,187,605)	11,696,258	(370,164)
Affiliated investments	(524,147)	—	(36,653)
Options written	344,218	131,176	—
Net realized gain (loss)	(9,367,534)	11,827,434	(406,817)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(61,297,240)	(101,724,014)	(2,637,029)
Affiliated investments	(1,089,204)	—	76,156
Options written	(66,242)	—	—
Net unrealized appreciation/depreciation	(62,452,686)	(101,724,014)	(2,560,873)
Net realized and unrealized gain (loss) on investments	(71,820,220)	(89,896,580)	(2,967,690)
Net increase (decrease) in net assets resulting from operations	$(72,677,725)	$(91,240,039)	$(2,975,130)

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2020 (Continued)

		Blue Chip
		Equity
	SMID Fund	Income Fund

INVESTMENT INCOME
Dividends from unaffiliated securities	$79,590	$543,648
Other income	405	409
Total investment income	79,995	544,057

EXPENSES
Investment advisory fees	94,623	160,498
Distribution fees - Retail Class	27,830	61,730
Audit fees	23,800	23,800
Registration expenses	21,965	22,534
Transfer agent fees	21,020	21,764
Trustees fees	14,043	14,250
Chief Compliance Officer fees	8,672	8,672
Miscellaneous expenses	6,929	7,544
Administration fees	5,779	12,235
Legal fees	5,511	5,512
Custody fees	5,339	5,414
Reports to shareholders	4,765	5,174
Sub-transfer agent fees	4,525	4,814
Fund accounting fees	3,623	6,832
Insurance expenses	2,630	2,660
Interest expense	727	646
Total expenses	251,781	364,079
Less: fees waived	(95,931)	(43,084)
Net expenses and expenses absorbed	155,850	320,995
Net investment income (loss)	(75,855)	223,062

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	680,311	1,565,612
Net realized gain (loss)	680,311	1,565,612
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(3,193,305)	(3,763,648)
Net unrealized appreciation/depreciation	(3,193,305)	(3,763,648)
Net realized and unrealized gain (loss) on investments	(2,512,994)	(2,198,036)
Net increase (decrease) in net assets resulting from operations	$(2,588,849)	$(1,974,974)

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(857,505)	$(1,819,676)
Net realized gain (loss) on transactions from:
Unaffiliated investments	(9,187,605)	4,597,083
Affiliated investments	(524,147)	(5,188,123)
Options written	344,218	400,000
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(61,297,240)	(35,620,978)
Affiliated investments	(1,089,204)	2,405,345
Options written	(66,242)	(286,768)
Net increase (decrease) in net assets resulting from operations	(72,677,725)	(35,513,117)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders - Retail Class	—	(14,609,116)
Net distributions to shareholders - Institutional Class	—	(846,104)
Total distributions to shareholders	—	(15,455,220)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares - Retail Class (1)	(36,966,858)	(25,929,368)
Increase (decrease) in net assets derived from net change
in outstanding shares - Institutional Class (1)	(6,455,643)	5,212,297
Total increase (decrease) in net assets from capital share transactions	(43,422,501)	(20,717,071)
Total increase (decrease) in net assets	(116,100,226)	(71,685,408)

NET ASSETS
Beginning of year	193,808,926	265,494,334
End of year	$77,708,700	$193,808,926

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	156,027	$5,183,838	388,957	$14,856,799
Shares issued in reinvestment of distributions	—	—	442,148	14,299,064
Shares redeemed (2)	(1,223,623)	(42,150,696)	(1,334,081)	(55,085,231)
Net increase (decrease)	(1,067,596)	$(36,966,858)	(502,976)	$(25,929,368)

(2)	Net of redemption fees of $1,565 and $569, respectively.

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	51,142	$1,850,794	230,727	$8,850,028
Shares issued in reinvestment of distributions	—	—	19,938	659,945
Shares redeemed (3)	(294,691)	(8,306,437)	(100,226)	(4,297,676)
Net increase (decrease)	(243,549)	$(6,455,643)	150,439	$5,212,297

(3)	Net of redemption fees of $732 and $338, respectively.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,343,459)	$(3,144,185)
Net realized gain (loss) on transactions from:
Unaffiliated investments	11,696,258	46,494,393
Affiliated investments	—	(2,064,257)
Options written	131,176	339,036
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(101,724,014)	(63,022,272)
Affiliated investments	—	1,633,978
Options written	—	(716,142)
Net increase (decrease) in net assets resulting from operations	(91,240,039)	(20,479,449)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders - Retail Class	(22,054,990)	(15,051,369)
Net distributions to shareholders - Institutional Class	(5,702,815)	(4,486,407)
Total distributions to shareholders	(27,757,805)	(19,537,776)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares - Retail Class (1)	(173,789,528)	(66,952,640)
Increase (decrease) in net assets derived from net change
in outstanding shares - Institutional Class (1)	(42,988,730)	(17,844,218)
Total increase (decrease) in net assets from capital share transactions	(216,778,258)	(84,796,858)
Total increase (decrease) in net assets	(335,776,102)	(124,814,083)

NET ASSETS
Beginning of year	459,444,114	584,258,197
End of year	$123,668,012	$459,444,114

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	1,365,200	$23,438,527	5,579,577	$109,093,495
Shares issued in reinvestment of distributions	1,333,138	21,823,466	909,845	14,894,160
Shares redeemed (2)	(13,196,459)	(219,051,521)	(10,100,314)	(190,940,295)
Net increase (decrease)	(10,498,121)	$(173,789,528)	(3,610,892)	$(66,952,640)

(2)	Net of redemption fees of $2,574 and $8,035, respectively.

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	798,055	$14,111,388	2,203,473	$43,683,330
Shares issued in reinvestment of distributions	318,206	5,447,683	222,889	3,793,571
Shares redeemed (3)	(3,635,003)	(62,547,801)	(3,404,638)	(65,321,119)
Net increase (decrease)	(2,518,742)	$(42,988,730)	(978,276)	$(17,844,218)

(3)	Net of redemption fees of $1,803 and $3,340, respectively.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(7,440)	$(347,024)
Net realized gain (loss) on transactions from:
Unaffiliated investments	(370,164)	(1,036,427)
Affiliated investments	(36,653)	(264,496)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(2,637,029)	(10,204,599)
Affiliated investments	76,156	(250,625)
Net increase (decrease) in net assets resulting from operations	(2,975,130)	(12,103,171)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(1,809)	(4,945,416)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares (1)	(6,680,392)	(50,960,293)
Total increase (decrease) in net assets	(9,657,331)	(68,008,880)

NET ASSETS
Beginning of year	13,697,192	81,706,072
End of year	$4,039,861	$13,697,192

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	139,482	$1,646,718	483,900	$6,460,074
Shares issued in reinvestment of distributions	135	1,718	405,277	4,227,037
Shares redeemed (2)	(779,674)	(8,328,828)	(5,643,770)	(61,647,404)
Net increase (decrease)	(640,057)	$(6,680,392)	(4,754,593)	$(50,960,293)

(2)	Net of redemption fees of $365 and $2,417, respectively.

The accompanying notes are an integral part of these financial statements.

SMID Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(75,855)	$(89,674)
Net realized gain (loss) on transactions from:
Unaffiliated investments	680,311	(158,194)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(3,193,305)	(1,153,071)
Net increase (decrease) in net assets resulting from operations	(2,588,849)	(1,400,939)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(243,599)	(608,648)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares (1)	(4,714,955)	(230,542)
Total increase (decrease) in net assets	(7,547,403)	(2,240,129)

NET ASSETS
Beginning of year	13,042,713	15,282,842
End of year	$5,495,310	$13,042,713

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	13,290	$153,942	104,085	$1,423,830
Shares issued in reinvestment of distributions	20,455	241,573	55,966	594,920
Shares redeemed (2)	(466,699)	(5,110,470)	(189,204)	(2,249,292)
Net increase (decrease)	(432,954)	$(4,714,955)	(29,153)	$(230,542)

(2)	Net of redemption fees of $100 and $28, respectively.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$223,062	$180,237
Net realized gain (loss) on transactions from:
Unaffiliated investments	1,565,612	494,323
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(3,763,648)	585,010
Net increase (decrease) in net assets resulting from operations	(1,974,974)	1,259,570

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(1,922,999)	(1,158,267)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares (1)	(1,252,944)	586,428
Total increase (decrease) in net assets	(5,150,917)	687,731

NET ASSETS
Beginning of year	23,962,260	23,274,529
End of year	$18,811,343	$23,962,260

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	95,861	$1,511,851	116,821	$1,874,460
Shares issued in reinvestment of distributions	109,221	1,838,468	77,592	1,104,456
Shares redeemed (2)	(283,121)	(4,603,263)	(149,016)	(2,392,488)
Net increase (decrease)	(78,039)	$(1,252,944)	45,397	$586,428

(2)	Net of redemption fees of $2,160 and $1, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$37.76	$48.44	$46.60	$35.68	$38.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.19)	(0.36)	(0.46)	(0.24)	(0.20)
Net realized and unrealized gain (loss) on investments	(17.21)	(7.15)	5.90	11.15	(2.80)
Total from investment operations	(17.40)	(7.51)	5.44	10.91	(3.00)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.35)
From net realized gain	—	(3.17)	(3.60)	—	—
Total distributions	—	(3.17)	(3.60)	—	(0.35)
Paid-in capital from redemption	0.00 (2)	0.00 (2)	0.00 (2)	0.01	0.00	(2)
Reimbursement by Advisor	—	—	—	—	0.05
Net asset value, end of year	$20.36	$37.76	$48.44	$46.60	$35.68
Total return	(46.05)%	(14.45)%	11.88%	30.64%	(7.58	)%(3)

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$73.9	$177.4	$251.9	$360.8	$210.8
Portfolio turnover rate	107%	119%	142%	145%	79%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.37%	1.34%	1.33%	1.30%	1.32%
After fees waived and expenses absorbed (4)	1.18%	1.18%	1.18%	1.30%	1.32%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.75)%	(0.97)%	(1.11)%	(0.56)%	(0.54)%
After fees waived and expenses absorbed (4)	(0.56)%	(0.81)%	(0.96)%	(0.56)%	(0.54)%

(1)	Calculated using the average shares outstanding method.
(2)	Does not round to $0.01 or $(0.01), as applicable.
(3)	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.
(4)	Effective April 1, 2017, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.18% of the Retail Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$38.68	$49.39	$47.32	$36.09	$39.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.11)	(0.24)	(0.34)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	(17.66)	(7.30)	6.01	11.36	(2.86)
Total from investment operations	(17.77)	(7.54)	5.67	11.22	(2.94)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.57)
From net realized gain	—	(3.17)	(3.60)	—	—
Total distributions	—	(3.17)	(3.60)	—	(0.57)
Paid-in capital from redemption	0.00 (2)	0.00 (2)	0.00 (2)	0.01	0.00	(2)
Reimbursement by Advisor	—	—	—	—	0.05
Net asset value, end of year	$20.91	$38.68	$49.39	$47.32	$36.09
Total return	(45.92)%	(14.22)%	12.19%	31.12%	(7.29	)%(3)

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$3.8	$16.4	$13.6	$25.8	$7.6
Portfolio turnover rate	107%	119%	142%	145%	79%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.12%	1.09%	1.08%	1.00%	1.00%
After fees waived and expenses absorbed (4)	0.93%	0.93%	0.93%	1.00%	1.00%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.50)%	(0.71)%	(0.85)%	(0.31)%	(0.22)%
After fees waived and expenses absorbed (4)	(0.31)%	(0.55)%	(0.70)%	(0.31)%	(0.22)%

(1)	Calculated using the average shares outstanding method.
(2)	Does not round to $0.01 or $(0.01), as applicable.
(3)	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.
(4)	Effective April 1, 2017, the Advisor contractually agreed to limit the Institutional Class shares’ annual ratio of expenses to 0.93% of the Institutional Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS
	Year Ended March 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$18.13	$19.51	$20.11	$17.27		$20.43

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.07)	(0.12)	(0.13)	(0.01)		(0.07)
Net realized and unrealized gain (loss) on investments	(6.58)	(0.54)	2.35	2.91		(3.03)
Total from investment operations	(6.65)	(0.66)	2.22	2.90		(3.10)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.00	)(2)	—
From net realized gain	(1.38)	(0.72)	(2.82)	(0.06)		(0.06)
Total distributions	(1.38)	(0.72)	(2.82)	(0.06)		(0.06)
Paid-in capital from redemption	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
Net asset value, end of year	$10.10	$18.13	$19.51	$20.11		$17.27
Total return	(39.59)%	(2.96)%	12.49%	16.81%		(15.18)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$91.5	$354.5	$452.0	$756.8		$1,100.8
Portfolio turnover rate	81%	81%	45%	44%		49%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Expenses to average net assets	1.33%	1.29%	1.30%	1.28%		1.29%
Net investment loss to average net assets	(0.43)%	(0.60)%	(0.68)%	(0.08)%		(0.35)%

(1)	Calculated using the average shares outstanding method.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.85	$20.21	$20.68	$17.74	$20.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.03)	(0.07)	(0.09)	0.04	(0.00	)(2)
Net realized and unrealized gain (loss) on investments	(6.88)	(0.57)	2.44	3.02	(3.13)
Total from investment operations	(6.91)	(0.64)	2.35	3.06	(3.13)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.06)	—
From net realized gain	(1.38)	(0.72)	(2.82)	(0.06)	(0.06)
Total distributions	(1.38)	(0.72)	(2.82)	(0.12)	(0.06)
Paid-in capital from redemption	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Net asset value, end of year	$10.56	$18.85	$20.21	$20.68	$17.74
Total return	(39.46)%	(2.76)%	12.79%	17.21%	(14.96)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$32.2	$105.0	$132.3	$414.3	$425.2
Portfolio turnover rate	81%	81%	45%	44%	49%

RATIOS:
Expenses to average net assets	1.09%	1.04%	1.05%	0.98%	0.97%
Net investment loss to average net assets	(0.18)%	(0.35)%	(0.44)%	0.18%	(0.02)%

(1)	Calculated using the average shares outstanding method.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2020		2019	2018	2017		2016
Net asset value, beginning of year	$11.13		$13.65	$12.83	$11.01		$12.41

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.01)		(0.08)	(0.07)	(0.00	)(2)	(0.02)
Net realized and unrealized gain (loss) on investments	(4.28)		(1.47)	1.30	1.82		(1.29)
Total from investment operations	(4.29)		(1.55)	1.23	1.82		(1.31)

LESS DISTRIBUTIONS:
From net investment income	(0.00	)(2)	—	—	—		(0.01)
From net realized gain	—		(0.97)	(0.41)	—		(0.08)
Total distributions	—		(0.97)	(0.41)	—		(0.09)
Paid-in capital from redemption	0.00	(2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
Net asset value, end of year	$6.84		$11.13	$13.65	$12.83		$11.01
Total return	(38.53)%		(10.91)%	9.55%	16.53%		(10.58)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$4.0		$13.7	$81.7	$110.0		$96.5
Portfolio turnover rate	115%		137%	103%	113%		79%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.43%		1.50%	1.38%	1.39%		1.41%
After fees waived and expenses absorbed	1.29%		1.29%	1.29%	1.29%		1.29%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.21)%		(0.78)%	(0.64)%	(0.14)%		(0.32)%
After fees waived and expenses absorbed	(0.07)%		(0.57)%	(0.55)%	(0.04)%		(0.20)%

(1)	Calculated using the average shares outstanding method.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

SMID Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$11.61	$13.26	$12.40	$10.14		$11.49

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.08)	(0.08)	(0.09)	(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	(3.30)	(1.04)	1.41	2.31		(1.08)
Total from investment operations	(3.38)	(1.12)	1.32	2.26		(1.12)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—		(0.04)
From net realized gain	(0.27)	(0.53)	(0.46)	(0.00	)(2)	(0.19)
Total distributions	(0.27)	(0.53)	(0.46)	(0.00	)(2)	(0.23)
Paid-in capital from redemption	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
Net asset value, end of year	$7.96	$11.61	$13.26	$12.40		$10.14
Total return	(29.86)%	(8.08)%	10.68%	22.18%		(9.80)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5.5	$13.0	$15.3	$21.1		$17.8
Portfolio turnover rate	68%	76%	74%	115%		91%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.26%	1.92%	1.86%	1.84%		1.78%
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.40%		1.40%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.54)%	(1.11)%	(1.17)%	(0.88)%		(0.78)%
After fees waived and expenses absorbed	(0.68)%	(0.59)%	(0.71)%	(0.44)%		(0.40)%

(1)	Calculated using the average shares outstanding method.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.83	$15.86	$15.27	$14.12	$15.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.15	0.12	0.15	0.17	0.02
Net realized and unrealized gain (loss) on investments	(1.56)	0.65	1.98	1.74	(0.34)
Total from investment operations	(1.41)	0.77	2.13	1.91	(0.32)

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.12)	(0.15)	(0.18)	(0.01)
From net realized gain	(1.16)	(0.68)	(1.39)	(0.58)	(1.11)
Total distributions	(1.31)	(0.80)	(1.54)	(0.76)	(1.12)
Paid-in capital from redemption	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$13.11	$15.83	$15.86	$15.27	$14.12
Total return	(10.66)%	5.52%	13.69%	13.88%	(2.02)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$18.8	$24.0	$23.3	$23.9	$26.9
Portfolio turnover rate	51%	44%	65%	59%	51%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.47%	1.48%	1.45%	1.45%	1.73%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.73%	0.59%	0.77%	1.03%	(0.32)%
After fees waived and expenses absorbed	0.90%	0.76%	0.92%	1.18%	0.11%

(1)	Calculated using the average shares outstanding method.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020

NOTE 1 – ORGANIZATION

The Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Hodges Fund commenced operations on October 9, 1992. The Hodges Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on October 9, 1992 and the Institutional Class commenced operations on December 12, 2008. The Small Cap Fund commenced operations on December 18, 2007. The Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008. The Small Intrinsic Value Fund and SMID Fund commenced operations on December 26, 2013 and offers a Retail Class of shares only.  The Blue Chip Equity Income Fund commenced operations on September 10,  2009 and offers a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and SMID Fund is long-term capital appreciation. The investment objective of the Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs, that are not traded on a listed exchange are valued at the last   sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an   inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models   or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its   entirety.

The following are summaries of the inputs used to value the Funds’ investments as of March 31, 2020. See the Schedules of Investments for industry breakouts.

Hodges Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$75,821,687	$—	$—	$75,821,687
Call Options Purchased	—	461,700	—	461,700
Total Investments in Securities	$75,821,687	461,700	$—	$76,283,387

Small Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$122,977,439	$—	$—	$122,977,439
Total Investments in Securities	$122,977,439	$—	$—	$122,977,439

Small Intrinsic Value Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$4,055,277	$—	$—	$4,055,277
Total Investments in Securities	$4,055,277	$—	$—	$4,055,277

SMID Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$5,782,015	$—	$—	$5,782,015
Total Investments in Securities	$5,782,015	$—	$—	$5,782,015

Blue Chip Equity Income Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$18,951,300	$—	$—	$18,951,300
Total Investments in Securities	$18,951,300	$—	$—	$18,951,300

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions. Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

Balance Sheet

Value of derivative instruments as of March 31, 2020:

Hodges Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2020		March 31, 2019
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$461,700	None	$—
Total		$461,700		$—

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2020:

Hodges Fund

Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation
	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Derivative Instruments	Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments	$1,330,764	$(1,473,899)

Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	344,218	(66,242)

Small Cap Fund
Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation
	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Derivative Instruments	Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$ 131,176	$ —

The average absolute notional value of options held and written during the year ended March 31, 2020 was $38,020,899 and $3,902,095, in the Hodges Fund and Small Cap Fund, respectively.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

The Funds do not isolate net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Such fluctuations are included with the net realized gain or loss from investments. Net fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes  has been made.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year.

As of fiscal year end March 31, 2020, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Losses	Post-October Losses
Hodges Fund	$—	$—
Small Cap Fund	—	—
Small Intrinsic Value Fund	—	—
SMID Fund	17,723	—
Blue Chip Equity Income Fund	—	—

As of year end March 31, 2020, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Capital Loss Carryovers
	Short-Term	Long-Term
Hodges Fund	$—	$3,971,392
Small Cap Fund	—	—
Small Intrinsic Value Fund	1,852,621	—
SMID Fund	—	—
Blue Chip Equity Income Fund	—	—

As of March 31, 2020, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three fiscal years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2020, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and SMID Fund are normally declared and paid on an annual basis. Distributions to shareholders from net investment income for the Blue Chip Equity Income  Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Options Contracts. The Funds may purchase call and put options on securities and indices. As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. As  a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date. The Funds may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire. If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ  from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on  the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 30 calendar days after purchase. The Institutional Classes of the Hodges Fund and Small Cap Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Hodges Capital Management, Inc. (the “Advisor”) determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

K.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

L.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2020, the following adjustments were made (1).

	Total Distributable
	(Accumulated)
	Earnings (Losses)	Paid-in Capital
Hodges Fund	$857,505	$(857,505)
Small Cap Fund	(11,272,800)	11,272,800
Small Intrinsic Value Fund	9,253	(9,253)
SMID Fund	(80,732)	80,732
Blue Chip Equity Income Fund	(143,531)	143,531

(1)	These differences are primarily due to adjustments for net operating losses, foreign currency, and reclassification of dividends.

M.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On May, 20, 2020, Hodges Capital Management, Inc., recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Hodges Small-Mid Cap Fund. The Advisor’s recommendation was primarily based on the fact that the Fund is not economically viable at its present size, and the Advisor did not anticipate that the Fund would experience meaningful growth in the foreseeable future. The liquidation is expected to occur after the close of business on June 30, 2020.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and SMID Fund, and 0.65% for the Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund. For the year ended March 31, 2020, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Fund Retail Class	1.18%
Hodges Fund Institutional Class	0.93%
Small Cap Fund Retail Class	1.40%
Small Cap Fund Institutional Class	1.15%
Small Intrinsic Value Fund	1.29%
SMID Fund	1.40%
Blue Chip Equity Income Fund	1.30%

Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board’s review and approval. For the year ended March 31, 2020, the amount of fees waived and expenses reimbursed by the Advisor are disclosed in the Statements of Operations.  Amounts due from the Advisor are paid monthly to the Funds, if applicable.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

At March 31, 2020, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund that may be recouped was $1,090,364, $331,248, $252,763, and $118,843, respectively. The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2021	March 31, 2022	March 31, 2023
Hodges Fund	$426,830	$350,944	$312,590
Small Intrinsic Value Fund	86,888	129,739	114,621
SMID Fund	78,271	78,561	95,931
Blue Chip Equity Income Fund	34,173	41,586	43,084

The Small Cap Fund did not waive any fees during the year ended March 31, 2020 and has recouped all available fees previously waived.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2020, are disclosed in the Statements of  Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that each Fund’s Retail Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund. The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders. Fees paid by the Funds to the Distributor for services for the year ended March 31, 2020, are disclosed in the Statements of Operations. For the year ended March 31, 2020, First Dallas Securities, an affiliate of the Advisor, received $123,026, $172,478, $7,156, $7,491, and $14,568 in distribution fees from the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund, respectively.

Each Fund has entered into sub-transfer agent arrangements (the “Arrangements”), for sub-transfer agent fees paid to third-party intermediaries, with respect to each Fund. All Arrangements must be approved by the Board. For the year ended March 31, 2020, sub-transfer agent fees incurred by the Funds are disclosed in the Statements of  Operations.

For the year ended March 31, 2020 First Dallas Securities received $338,539, $431,649, $36,233, $11,175, and $6,897 in brokerage commissions with respect to the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund for portfolio transactions, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated Fund under specific conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another Fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees,  and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2020, the Hodges Fund and Small Cap Fund engaged in the following securities purchases and sales. The Small Intrinsic Value Fund, SMID Fund and Blue Chip Equity Income Fund did not engage in any securities purchases or sales pursuant to these procedures for the year ended March 31, 2020.

	Purchases	Sales	Realized Gain (Loss)
Hodges Fund	$343,392	$—	$—
Small Cap Fund	—	343,392	(5,058,608)

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale or maturity of securities for the Funds, excluding short-term investments, for the year ended March 31, 2020, were as follows:

	Purchases	Sales/Maturities
Hodges Fund	$160,765,358	$199,166,676
Small Cap Fund	280,437,439	516,158,644
Small Intrinsic Value Fund	10,916,684	17,747,718
SMID Fund	7,273,171	11,682,118
Blue Chip Equity Income Fund	12,141,386	14,876,798

There were no purchases or sales of U.S. Government obligations for any of the Funds for the year ended March 31, 2020.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2020, and the year ended March 31, 2019, for each Fund was as follows:

Hodges Fund	March 31, 2020	March 31, 2019
Distributions paid from:
Long-term capital gain (1)	$—	$954,669
Ordinary income	—	14,500,551
Total	$—	$15,455,220

Small Cap Fund	March 31, 2020	March 31, 2019
Distributions paid from:
Long-term capital gain (1)	$27,757,805	$19,537,776
Total	$27,757,805	$19,537,776

Small Intrinsic Value Fund	March 31, 2020	March 31, 2019
Distributions paid from:
Long-term capital gain (1)	$—	$4,385,230
Ordinary income	1,809	560,186
Total	$1,809	$4,945,416

SMID Fund	March 31, 2020	March 31, 2019
Distributions paid from:
Long-term capital gain (1)	$243,599	$608,648
Total	$243,599	$608,648

Blue Chip Equity Income Fund	March 31, 2020	March 31, 2019
Distributions paid from:
Long-term capital gain (1)	$1,698,976	$775,401
Ordinary income	224,023	382,866
Total	$1,922,999	$1,158,267

(1)	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows (1):

	Hodges Fund	Small Cap Fund
Cost of Investments	$154,136,085	$143,271,435
Gross tax unrealized appreciation	7,795,262	16,366,329
Gross tax unrealized depreciation	(85,647,960)	(36,660,325)
Net unrealized appreciation (depreciation)	(77,852,698)	(20,293,996)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains (losses)	(4,119,902)	—
Total distributable (accumulated) earnings (losses)	$(81,972,600)	$(20,293,996)

	Small Intrinsic
	Value Fund	SMID Fund
Cost of Investments	$6,708,463	$7,319,759
Gross tax unrealized appreciation	28,480	481,545
Gross tax unrealized depreciation	(2,681,666)	(2,019,289)
Net unrealized appreciation (depreciation)	(2,653,186)	(1,537,744)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	123,453
Total distributable earnings	—	123,453
Other accumulated gains (losses)	(1,852,621)	(17,723)
Total distributable (accumulated) earnings (losses)	$(4,505,807)	$(1,432,014)

	Blue Chip
	Equity Income Fund
Cost of Investments	$16,780,945
Gross tax unrealized appreciation	4,014,388
Gross tax unrealized depreciation	(1,844,033)
Net unrealized appreciation (depreciation)	2,170,355
Undistributed ordinary income	—
Undistributed long-term capital gain	154,129
Total distributable earnings	154,129
Other accumulated gains (losses)	—
Total distributable (accumulated) earnings (losses)	$2,324,484

(1)	The difference between book basis and tax basis unrealized appreciation was primarily attributable to the treatment of wash sale and straddle adjustments.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2020 (Continued)

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies are those that are “affiliated persons” as defined in Section 2(a)(3) of the 1940 Act. They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Fund (“Affiliated Companies”). For the year ended March 31, 2020, the Funds had the following transactions with Affiliated Companies:

Hodges Fund

As of March 31, 2020, the value of all securities of Affiliated Companies held in the Hodges Fund amounted to $1,992,153, representing 2.6% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2020	2019	sitions	sitions	(Loss)	Depreciation	2020	Income
Common Stocks
The Dixie Group, Inc.(1)	1,163,584	$1,011,237	$81,381	$—	$—	$(336,289)	$756,329	$—
Luby’s, Inc.(1)	1,844,514	2,457,914	134,656	(79,684)	(524,147)	(752,915)	1,235,824	—
Total					$(524,147)	$(1,089,204)	$1,992,153	$—

Small Intrinsic Value Fund

As of March 31, 2020, the value of all securities of Affiliated Companies held in the Small Intrinsic Value Fund amounted to $101,518, representing 2.5% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2020	2019	sitions	sitions	(Loss)	Depreciation	2020	Income
Common Stocks
The Dixie Group, Inc.(1)	156,181	$246,750	$—	$(184,735)	$(36,653)	$76,156	$101,518	$—

(1)  Non-income producing security.

The Small Cap Fund, SMID Fund and Blue Chip Equity Income Fund had no transactions with Affiliated Companies during the year ended March 31, 2020.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility activity for the year ended March 31, 2020, was as follows:

			Small		Blue
		Small	Intrinsic		Chip Equity
	Hodges Fund	Cap Fund	Value Fund	SMID Fund	Income Fund
Maximum available credit	$20,000,000	$30,000,000	$2,000,000	$1,500,000	$2,000,000
Largest amount outstanding
on an individual day	1,865,000	9,939,000	848,000	580,000	1,231,000
Average balance when in use	597,684	1,661,863	231,069	129,260	314,933
Credit facility outstanding
as of March 31, 2020	569,000	405,000	—	269,000	—
Average interest rate when in use	4.38%	4.67%	4.97%	4.67%	5.07%

Interest expense for the year ended March 31, 2020, is disclosed in the Statements of Operations, if applicable.

NOTE 8 – COVID-19 PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Hodges Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Blue Chip Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedule of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 1, 2020

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/19-3/31/20).

Actual Expenses

The “Actual” lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Classes of the Hodges Fund and Small Cap Fund. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hodges Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period (1)
	10/1/2019	3/31/2020	10/1/2019 – 3/31/2020
HDPMX:
Retail Class Actual	$1,000.00	$580.50	$4.66
Retail Class Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	5.96

HDPIX:
Institutional Class Actual	1,000.00	581.40	3.68
Institutional Class Hypothetical (5% annual return before expenses)	1,000.00	1,020.35	4.70

(1)
Expenses are equal to the expense ratio for the most recent six-month period of 1.18% (fee waivers in effect) for the Retail Class, and 0.93% (fee waivers in effect) for the Institutional Class, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2020 (Unaudited) (Continued)

Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period (2)
	10/1/2019	3/31/2020	10/1/2019 – 3/31/2020
HDPSX:
Retail Class Actual	$1,000.00	$630.50	$5.50
Retail Class Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	6.81

HDSIX:
Institutional Class Actual	1,000.00	630.80	4.53
Institutional Class Hypothetical (5% annual return before expenses)	1,000.00	1,019.45	5.60

(2)
Expenses are equal to the expense ratio for the most recent six-month period of 1.35% for the Retail Class, and 1.11% for the Institutional Class, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Small Intrinsic Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period (3)
	10/1/2019	3/31/2020	10/1/2019 – 3/31/2020
HDSVX:
Actual	$1,000.00	$582.70	$5.10
Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.51

(3)
Expenses are equal to the expense ratio for the most recent six-month period of 1.29% (fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

SMID Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period (4)
	10/1/2019	3/31/2020	10/1/2019 – 3/31/2020
HDSMX:
Actual	$1,000.00	$686.60	$5.90
Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.06

(4)
Expenses are equal to the expense ratio for the most recent six-month period of 1.40% (fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Blue Chip Equity Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period (5)
	10/1/2019	3/31/2020	10/1/2019 – 3/31/2020
HDPBX:
Actual	$1,000.00	$828.30	$5.94
Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.56

(5)
Expenses are equal to the expense ratio for the most recent six-month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office (2) and		Complex (3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address and Age	Trust (1)	Time Served	During Past Five Years	by Trustees	Past Five Years
Independent Trustees of the Trust (1)
Kathleen T. Barr	Trustee	Indefinite	Former owner of a registered investment adviser,	5	Independent
(born 1955)		Term; Since	Productive Capital Management, Inc.; formerly,		Director, Muzinich
c/o U.S. Bank Global		November	Chief Administrative Officer, Senior Vice President		BDC, Inc.
Fund Services		2018.	and Senior Managing Director of Allegiant Asset		(August 2019
2020 E. Financial Way			Management Company (merged with PNC Capital		to present);
Suite 100			Advisors, LLC in 2009); formerly, Chief		Independent
Glendora, CA 91741			Administrative Officer, Chief Compliance Officer		Trustee for the
			and Senior Vice President of PNC Funds and		William Blair
			PNC Advantage Funds (f/k/a Allegiant Funds)		Funds (2013
			(registered investment companies).		to present)
(21 series);
Independent
Trustee for the
AmericaFirst
Quantitative
Funds (2012
to 2016).
Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	5	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bank Global		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate).
Glendora, CA 91741
Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer, Tidal ETF Services LLC	5	Independent
(born 1973)		Term; Since	(2018 to present); formerly, Chief Operating Officer,		Director, Muzinich
c/o U.S. Bank Global		September	Direxion Funds (2013 to 2018); formerly, Senior Vice		BDC, Inc.
Fund Services		2011.	President and Chief Financial Officer (and other		(August 2019
2020 E. Financial Way	Chairperson	Indefinite	positions), U.S. Bancorp Fund Services, LLC.		to present);
Suite 100		Term; Since			Interested Trustee
Glendora, CA 91741		August 2019.			and Chairperson,
Tidal ETF Trust
(2018 to present)
(8 series); Former
Interested Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office (2) and		Complex (3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address and Age	Trust (1)	Time Served	During Past Five Years	by Trustees	Past Five Years
Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National	5	None.
(born 1938)		Term; Since	Investor Data Services, Inc. (investment
c/o U.S. Bank Global		May 1991.	related computer software).
Fund Services
2020 E. Financial Way
Suite 100
Glendora, CA 91741
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive Vice President,	5	Independent
(born 1950)		Term; Since	Investment Company Administration, LLC		Director, Muzinich
c/o U.S. Bank Global		May 1991.	(mutual fund administrator).		BDC, Inc.
Fund Services					(August 2019
2020 E. Financial Way					to present);
Suite 100					Independent
Glendora, CA 91741					Trustee, AMG
Funds (49 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.
Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice President, U.S. Bancorp Fund	Not	Not
(born 1968)		Term; Since	Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2013.
Fund Services	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February
Glendora, CA 91741		2008.
Carl G. Gee, J.D.	Assistant	Indefinite	Assistant Vice President, U.S.	Not	Not
(born 1990)	Secretary	Term; Since	Bank Global Fund Services since	Applicable.	Applicable.
c/o U.S. Bank Global		March 2020.	August 2016; Summer Associate,
Fund Services			Husch Blackwell LLP (law
615 E. Michigan St.			firm) (2015); Law Clerk, Brady
Milwaukee, WI 53202			Corporation (global printing
systems, labels and safety products
company) (2014-2015).
Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund	Not	Not
(born 1973)	President	Term; Since	Services, LLC, since June 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2017.
Fund Services	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp	Not	Not
(born 1983)	Treasurer	Term; Since	Fund Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office (2) and		Complex (3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address and Age	Trust (1)	Time Served	During Past Five Years	by Trustees	Past Five Years
Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp	Not	Not
(born 1985)	Treasurer	Term; Since	Fund Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Cory Akers	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1978)	Treasurer	Term; Since	Services, LLC since October 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2017.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC since	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	July 2011.	August 2004.
Fund Services	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term; Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Hodges Mutual Funds

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	0.00%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	100.00%
SMID Fund	0.00%
Blue Chip Equity Income Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2020, was as follows:

Hodges Fund	0.00%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	100.00%
SMID Fund	0.00%
Blue Chip Equity Income Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended March 31, 2020, was as follows:

Hodges Fund	0.00%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	0.00%
SMID Fund	0.00%
Blue Chip Equity Income Fund	0.00%

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Part F of Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The information on the Funds’ Form N-PORT and Form N-Q may also be obtained by calling (866) 811-0224.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 811-0224 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com. In addition, see the Important Notice on the cover page for changes that will be made to the distribution of the annual and semi-annual reports after January 1, 2021.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us verbally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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ANNUAL REPORT • MARCH 31, 2020

	Retail Class	Institutional Class
Fund	Shares	Shares

Hodges Fund
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232

Hodges Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224

Hodges Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A

Hodges Small-Mid Cap Fund
Ticker Symbol	HDSMX	N/A
CUSIP	74316J326	N/A

Hodges Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224

INVESTMENT ADVISOR
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com

CUSTODIAN
U.S. BANK N.A.
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 1250, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1633 Broadway, New York, New York 10019

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$23,100	$23,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

     Hodges Small Cap Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$23,100	$23,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Blue Chip Equity Income Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small Intrinsic Value Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small-Mid Cap Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2020	FYE 3/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    June 9, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    June 10, 2020

* Print the name and title of each signing officer under his or her signature.